--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                         IXIS Real Estate Capital Trust
                                    2005-HE3
                                       FR

Table of Contents

1. Range of Gross Interest Rates (%)


1. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                                 Mortgage
                                                                  Pool by
                                                 Aggregate       Aggregate     Weighted     Weighted      Weighted
                                  Number          Cut-off         Cut-off      Average       Average      Average      Weighted
                                    of             Date            Date         Gross       Remaining     Combined      Average
                                 Mortgage        Principal       Principal     Interest       Term        Original       FICO
Range of Gross Interest Rates (%)  Loans        Balance ($)       Balance      Rate (%)     (months)        LTV          Score
-----------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                              1           118,693          0.17        5.250           355        80.00           813
-----------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                              3           568,571          0.82        5.619           357        78.69           706
-----------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                             32         6,175,375          8.85        5.973           349        70.43           654
-----------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                             10         1,976,166          2.83        6.089           346        72.96           682
-----------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                             18         2,847,013          4.08        6.330           329        57.14           659
-----------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                             28         6,245,107          8.95        6.596           350        73.08           640
-----------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                             44         6,061,218          8.69        6.847           331        70.77           644
-----------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                             18         4,133,348          5.92        7.103           348        79.41           650
-----------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                             20         2,841,777          4.07        7.334           336        79.73           646
-----------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                             24         3,077,567          4.41        7.559           333        75.27           625
-----------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                             38         4,727,748          6.78        7.841           335        80.38           612
-----------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                             14         1,161,205          1.66        8.111           311        84.53           596
-----------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                             12         1,330,293          1.91        8.357           358        83.09           607
-----------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                             18         1,569,957          2.25        8.603           327        81.88           597
-----------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                             24         2,070,833          2.97        8.874           318        86.39           649
-----------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                             22         1,564,245          2.24        9.109           330        81.42           631
-----------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                             20         1,163,569          1.67        9.346           272        91.89           677
-----------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                             54         3,139,667          4.50        9.639           207        93.53           681
-----------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                             63         3,973,275          5.70        9.926           260        91.53           670
-----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                           26         1,586,736          2.27       10.143           262        88.77           622
-----------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                           54         2,827,066          4.05       10.355           243        93.45           642
-----------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                           35         1,962,668          2.81       10.571           218        91.55           648
-----------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                           60         3,081,977          4.42       10.897           242        97.10           639
-----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                           19           782,447          1.12       11.100           261        85.85           598
-----------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                           24         1,270,557          1.82       11.317           323        88.27           589
-----------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                           26         1,362,015          1.95       11.566           284        82.08           582
-----------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                           22         1,674,471          2.40       11.854           347        78.96           554
-----------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                            1            60,748          0.09       12.100           357        80.00           513
-----------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                            1            16,541          0.02       12.490           358        99.94           615
-----------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                            3           245,529          0.35       12.500           176       100.00           659
-----------------------------------------------------------------------------------------------------------------------------------
12.750 - 12.999                            1            34,759          0.05       12.990           175       100.00           626
-----------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.249                            2            58,943          0.08       13.000           176       100.00           611
-----------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.749                            1            16,982          0.02       13.500           175       100.00           599
-----------------------------------------------------------------------------------------------------------------------------------
14.000 - 14.249                            1            35,966          0.05       14.000           175       100.00           638
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   739        69,763,035        100.00        8.250           311        80.40           640
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.250
Maximum: 14.000
Weighted Average: 8.250